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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

TITAN MACHINERY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TITAN MACHINERY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The Annual Meeting of Stockholders of Titan Machinery Inc. will be held at 8:00 a.m., Central time, on June 2, 2011, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402, for the following purposes:

  1.
  To elect three Class I directors.

  2.
  To ratify the appointment of Eide Bailly LLP as our Independent Registered Public Accounting Firm for the fiscal year ending January 31, 2012.

  3.
  To make an advisory vote on a non-binding resolution to approve the compensation of our named executive officers disclosed in this proxy statement.

  4.
  To make an advisory, non-binding vote to determine the frequency (whether annual, biennial, or triennial) with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation.

  5.
  To amend the Titan Machinery Inc. 2005 Equity Incentive Plan to increase the number of shares available for grant thereunder to 1,500,000.

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Only stockholders of record at the close of business on April 15, 2011 are entitled to notice of the meeting and to vote at the meeting or any adjournment or postponement thereof.

        Your vote is important. You are cordially invited to attend the meeting. Even if you do not plan to attend the meeting, we urge you to sign, date and return the proxy at once in the enclosed envelope. The prompt return of proxies will save the Company the expense of further requests for proxies.

        Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders To Be Held on June 2, 2011: The proxy statement, proxy card, and Annual Report on Form 10-K are available on the Investor Relations section of the Titan Machinery Inc. website at http://www.titanmachinery.com.

BY ORDER OF THE BOARD OF DIRECTORS

David J. Meyer Chairman of the Board and Chief Executive Officer
West Fargo, North Dakota April 29, 2011

TITAN MACHINERY INC

Annual Meeting of Stockholders
June 2, 2011

PROXY STATEMENT

 INTRODUCTION

        Your proxy is solicited by the Board of Directors of Titan Machinery Inc. (the "Company") for the Annual Meeting of Stockholders to be held on June 2, 2011 (the "Annual Meeting"), at the location and for the purposes set forth in the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof.

        The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of the Company's common stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

        You may vote your shares by mail by following the instructions on the enclosed proxy or you may vote your shares in person by attending the Annual Meeting. If you need directions to the Annual Meeting, please call (612) 492-7000. If your shares are held in "street name," you must instruct the record holder of your shares in order to vote.

        Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company or by attending and voting at the meeting. Proxies not revoked will be voted in accordance with the choice specified by stockholders by means of the ballot provided on the proxy for that purpose. Proxies that are signed but lack any such specification will, subject to the following, be voted in accordance with the recommendations of the Board of Directors, including in favor of the slate of directors proposed by the Board of Directors and listed herein. You may either vote 'For' or 'Withhold' authority to vote for each nominee for election to the Board of Directors. You may vote 'For,' 'Against,' or 'Abstain' on Proposal #2, Proposal #3, and Proposal #5. You may vote '1 Year,' '2 Years,' '3 Years,' or 'Abstain' on Proposal #4.

        With respect to the election of directors, the nominees receiving the greatest number of votes relative to the votes cast for the other nominees will be elected, regardless of whether an individual nominee receives votes from a majority of the quorum of shares represented at the Annual Meeting (in person or by proxy). Although directors are elected by plurality vote, the presence (in person or by proxy) of stockholders representing an aggregate of at least a majority of the issued and outstanding shares of common stock is required to constitute a quorum for the election of directors. The affirmative 'For' vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve Proposal #2, Proposal #3 and Proposal #5. With respect to Proposal #4, the frequency receiving the greatest number of votes—'1 Year,' '2 Years,' or '3 Years'—will be considered the frequency that stockholders prefer.

        If a stockholder abstains from voting as to any matter, then the shares held by such stockholder will be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to Proposal #2, Proposal #3 and Proposal #5 will have the same effect as votes against such proposal and will have no effect on the outcome of Proposal #4.

Abstentions will not be counted for purposes of determining the number of votes cast for the election of directors.

        If your shares are held in "street name" and you do not submit voting instructions to your broker, your shares will be counted as present for the purposes of determining whether there is a quorum at the Annual Meeting, but will not be counted as votes "For" or "Withhold" authority for the election of the director nominees at the Annual Meeting, and will not be counted as votes 'For,' 'Against,' or 'Abstain' on Proposal #3 and Proposal #5, or for any of the choices in Proposal #4. Your votes will, however, be counted as votes 'For' the ratification of the appointment of auditors in Proposal #2.

        The mailing address of the principal executive offices of the Company is Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078. The Company expects that this proxy statement, the related proxy and Notice of Annual Meeting of Stockholders will first be mailed to stockholders on or about April 29, 2011.

OUTSTANDING SHARES AND VOTING RIGHTS

        The Board of Directors of the Company has fixed April 15, 2011 as the record date for determining stockholders entitled to vote at the Annual Meeting. Persons who were not stockholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on April 15, 2011, 17,921,864 shares of the Company's common stock were issued and outstanding. The common stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. No holders of any capital stock of the Company are entitled to cumulative voting rights.

PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS

        The following table sets forth as of April 15, 2011 certain information regarding beneficial ownership of our common stock by:

  •
  Each person known to us to beneficially own 5% or more of our common stock;

  •
  Each executive officer named in the Summary Compensation Table on page 22, who in this proxy statement are collectively referred to as the "named executive officers;"

  •
  Each of our directors (including nominees); and

  •
  All of our executive officers (as that term is defined under the rules and regulations of the Securities and Exchange Commission) and directors as a group.

        We have determined beneficial ownership in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and dispositive power with respect to the shares of Common Stock set forth opposite the stockholder's name. We have based our calculation of the percentage of beneficial ownership on 17,921,864 shares of Common Stock outstanding on April 15,

2011. Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078.

Name of Beneficial Owner	Number	Percent of Class
5% Beneficial Owners:
Ameriprise Financial, Inc.(1) 145 Ameriprise Financial Center Minneapolis, MN 55474	1,269,102	7.1%
Named Executive Officers and Directors:
David Meyer(2)	3,147,066	17.5%
Peter Christianson(3)	890,671	4.9%
Ted Christianson(4)	63,577	*
Dr. Gordon Paul Anderson(5)	69,396	*
John Bode(6)	16,050	*
Tony Christianson(7)	550,209	3.1%
Stanley Dardis(8)	2,026
James Irwin(9)	12,300	*
James Williams(10)	52,884	*
Theodore Wright(11)	3,629	*
All executive officers and directors as a group (10 persons)(12)	4,807,808	26.5%

*
Less than one percent.

(1)
This information is based on the Schedule 13G filed with the Securities Exchange Commission by Ameriprise Financial, Inc. on February 11, 2011. Ameriprise Financial, Inc., as parent company of Columbia Management Investment Advisers, LLC, may be deemed to beneficially own the shares held by Columbia Management Investment Advisers, LLC. As of February 11, 2011, Ameriprise Financial, Inc. held shared voting power with respect to 1,057,738 shares and shared dispositive power with respect to 1,269,102 shares. Each of Ameriprise Financial, Inc. and Columbia Management Investment Advisers, LLC disclaims beneficial ownership of any shares reported on the Schedule 13G.

(2)
Includes 75,000 shares that may be purchased upon exercise of stock options by Mr. Meyer that were exercisable as of April 15, 2011, or within 60 days of such date. Also includes 14,286 restricted shares held by Mr. Meyer that are subject to risk of forfeiture.

(3)
Includes 75,000 shares that may be purchased upon exercise of stock options by Mr. Christianson that were exercisable as of April 15, 2011, or within 60 days of such date. Includes 801,285 shares beneficially owned by C.I. Farm Power, Inc. Mr. Christianson may be deemed to be the beneficial owner of such shares by virtue of his status as a controlling owner of C.I. Farm Power. Also includes 14,286 restricted shares held by Mr. Christianson that are subject to risk of forfeiture.

(4)
Includes 46,669 shares that may be purchased upon exercise of stock options by Mr. Christianson that were exercisable as of April 15, 2011, or within 60 days of such date. Also includes 3,735 restricted shares held by Mr. Christianson that are subject to risk of forfeiture. Mr. Christianson has pledged 13,073 shares as security.

(5)
Includes 8,334 shares that may be purchased upon exercise of stock options by Dr. Anderson that were exercisable as of April 15, 2011, or within 60 days of such date. Also includes 2,337 restricted shares held by Dr. Anderson that are subject to risk of forfeiture.

  (6)
  Includes 7,334 shares that may be purchased upon exercise of stock options by Mr. Bode that were exercisable as of April 15, 2011, or within 60 days of such date. Also includes 2,337 restricted shares held by Mr. Bode that are subject to risk of forfeiture.

  (7)
  Includes 393,774 shares beneficially owned by Adam Smith Fund, LLC, 124,450 shares beneficially owned by Adam Smith Growth Partners, LP, 10,859 shares beneficially owned by Adam Smith Companies, LLC, warrants to purchase 6,672 shares of common stock beneficially owned by Adam Smith Companies, LLC, warrants to purchase 6,071 shares of common stock beneficially owned by Cherry Tree Companies, LLC, and 2,667 shares that may be purchased upon exercise of stock options. All of these warrants and options were exercisable as of April 15, 2011, or within 60 days of this date. Mr. Christianson may be deemed to share beneficial ownership of shares beneficially owned by Adam Smith Growth Partners, LP, Adam Smith Fund, LLC, Adam Smith Companies, LLC, and Cherry Tree Companies, LLC, by virtue of his status as a controlling owner of such entities. Mr. Christianson expressly disclaims beneficial ownership of any shares held by Adam Smith Growth Partners, LP, Adam Smith Fund, LLC, Adam Smith Companies, LLC, and Cherry Tree Companies, LLC, except to the extent of his pecuniary interest in such entities. Also includes 2,337 restricted shares held by Mr. Christianson that are subject to risk of forfeiture.

  (8)
  Includes 1,500 shares held by Mr. Dardis's revocable living trust. Also includes 526 restricted shares held by Mr. Dardis that are subject to risk of forfeiture.

  (9)
  Includes 6,584 shares that may be purchased upon exercise of stock options by Mr. Irwin that were exercisable as of April 15, 2011, or within 60 days of this date. Also includes 2,337 restricted shares held by Mr. Irwin that are subject to risk of forfeiture.

  (10)
  Includes 8,334 shares that may be purchased upon exercise of stock options by Mr. Williams that were exercisable as of April 15, 2011, or within 60 days of this date. Also includes 2,337 restricted shares held by Mr. Williams that are subject to risk of forfeiture.

  (11)
  Includes 2,337 restricted shares held by Mr. Wright that are subject to risk of forfeiture.

  (12)
  Includes 242,665 shares that may be purchased upon exercise of options or warrants that were exercisable as of April 15, 2011, or within 60 days of such date.

 ELECTION OF DIRECTORS
(PROPOSAL #1)

General Information

        The Bylaws of the Company provide that the Board of Directors will consist of three or more directors. The Board of Directors consists of three classes of Directors: Class I directors who hold office until the 2011 Annual Meeting, Class II directors who hold office until the 2012 Annual Meeting and Class III directors who hold office until the 2013 Annual Meeting or, in all cases, until their successors are elected and qualified. The Governance/Nominating Committee recommended to the Board the following persons to be elected as Class I directors of the Company to hold office until the 2014 Annual Meeting or until their successors are elected and qualified: Tony Christianson, James Irwin and Theodore Wright. The nominees have consented to being named as nominees. Each of the nominees is currently a director. A nominee will be elected if he receives a plurality of votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

        In the absence of other instructions, each proxy (other than broker non-votes) will be voted for each of the nominees listed above. If elected, each nominee will serve until the 2014 Annual Meeting or until his successor is elected and qualified. If, prior to the meeting, it should become known that any of the nominees will be unable to serve as a director after the meeting by reason of death, incapacity or other occurrence, the proxies (other than broker non-votes) will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee.

        The following table sets forth the names, ages and positions of our directors:

Name	Age	Position
David Meyer	58	Chairman, Chief Executive Officer and Class III Director
Peter Christianson	54	President, Chief Operating Officer and Class II Director
Dr. Gordon Paul Anderson	65	Class II Director
John Bode	63	Class III Director
Tony Christianson	58	Class I Director
James Irwin	68	Class I Director
James Williams	71	Class II Director
Theodore Wright	48	Class I Director
Stanley Dardis	61	Class III Director

        The following is information concerning the principal occupations for at least the past five years of the nominees and those directors whose terms will continue beyond the Annual Meeting:

        David Meyer is our Chairman and Chief Executive Officer. Mr. Meyer was a founder of the Company in 1980 and has been a director of the Company since its creation. From 1976 to 1980, Mr. Meyer was a partner in a Case and New Holland dealership with locations in Lisbon (started in 1977) and Wahpeton, North Dakota. Among other attributes, skills and qualifications, the Board believes that Mr. Meyer is uniquely qualified to serve as a director and the Company's chairman because he is the person most familiar with the Company's history, business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.

        Peter Christianson has been our President and a director since January 2003 and our Chief Operating Officer since April 2011, and was our Chief Financial Officer from August 2007 to April

2011. Prior to joining us and since 1988, he was a partner and owner of Fargo Farm Power, Inc., the operator of two of the dealership locations acquired by Titan Machinery LLC in 2002. Peter Christianson, Tony Christianson, one of our directors, and Ted Christianson, our Vice President, Finance and Treasurer, are brothers. Among other attributes, skills and qualifications, the Board believes that Mr. Peter Christianson is uniquely qualified to serve as a director because of his lifelong experience in the agriculture equipment industry, his years of experience leading the Company, as well as one of its predecessor entities, which broadens his ability to understand the challenges and opportunities facing the Company and to guide its long-term strategies, and his intimate understanding of the Company's financial and operational matters as its former Chief Financial Officer and current Chief Operating Officer.

        Gordon Paul Anderson, M.D. has been a director since 2003. Dr. Anderson is retired as a cardiologist in December 2002, and was the founding member of Consultants in Cardiovascular Diseases, Inc. and the former Chief of Cardiology and President of the medical staff, Saint Vincent Health Center in Erie, Pennsylvania. Dr. Anderson has been an active investor and board member of several private business and technology ventures and has active farming operations in North Dakota. Among other attributes, skills and qualifications, the Board believes that Dr. Anderson is uniquely qualified to serve as a director based on his experience in the agriculture industry, which provides the Board with a customer's insight, as well as his diverse professional and investment background, which provides the Board with a unique perspective on operations and management strategies that draws on experiences both from within and outside the industry in which the Company operates.

        John Bode has been a director since 2005. Mr. Bode is a retired partner of KPMG, LLP with over 34 years of experience in public accounting. Mr. Bode was elected to the partnership in 1981 and retired in 2005. Mr. Bode was the lead audit partner for numerous clients in the consumer products, food, agribusiness and manufacturing industries. Mr. Bode also currently serves on the board of The Valspar Corporation. Among other attributes, skills and qualifications, the Board believes that Mr. Bode is uniquely qualified to serve as a director, chair of the Company's Audit Committee and one of its audit committee financial experts in light of his ability to understand generally accepted accounting principles, internal controls over financial reporting and disclosure controls and procedures, and his experience in analyzing and evaluating financial statements of public companies generally and of companies similar to the Company, particularly from an auditor's perspective.

        Tony Christianson has been a director since January 2003. Mr. Christianson is a founder of Titan Machinery LLC. Since 1981, Mr. Christianson has been the Chairman of Cherry Tree Companies, an affiliated group of investment banking, investment management and wealth management firms in Minneapolis. Affiliates of Cherry Tree Companies act as the general partner of Adam Smith Fund, LLC and Adam Smith Growth Partners, L.P. Mr. Christianson also serves as a director of each of The Dolan Company, an information services provider; Peoples Educational Holdings, Inc., an educational materials publisher; AmeriPride Services, Inc., a provider of customized apparel for companies; Znomics, Inc., a shell company; and Arctic Cat, Inc., a manufacturer of snowmobiles and related equipment. Mr. Christianson also served as a director of Capella Education Company from 1993 to 2006 and Fair Isaac Corporation from 1999 to 2009. Tony Christianson and Peter Christianson, our President and Chief Operating Officer and one of our directors, and Ted Christianson, our Vice President, Finance and Treasurer, are brothers. Among other attributes, skills and qualifications, the Board believes that Mr. Tony Christianson is uniquely qualified to serve as a director based on his experience in the financial services and investment industries, as well as his experience as a public and private company director, which provides the Board with a seasoned view on financing, investment, acquisition and operating strategies, public company regulatory compliance issues, and investor relations.

        James Irwin has been a director since 2005 and currently serves as Lead Independent Director of the Board. Mr. Irwin is a former vice president of Case IH's North American Agricultural Business, with over 40 years of experience in various executive positions in CNH prior to his retirement in January 2005. Mr. Irwin helped manage the mergers and buyouts of International Harvester and New Holland. Mr. Irwin was named the 2005 Agribusiness Leader of the Year by the National Agri-Marketing Association. Among other attributes, skills and qualifications, the Board believes that Mr. Irwin is uniquely qualified to serve as a director based on his experience in the agricultural industry, his tenure with CNH, the Company's largest supplier, and his ability to assist the Company in managing its relationship with CNH and other important industry participants.

        James Williams has been a director since 2003. Mr. Williams is currently Chairman of First State Bank of North Dakota and Goose River Bank. Since 1972, Mr. Williams has been an owner of Arthur Mercantile Company, a farm equipment dealership which was acquired by the Company in fiscal year 2010. Since 1998, Mr. Williams has also served as the president of Valley Equipment, Inc., a farm equipment dealership which was also acquired by the Company in fiscal year 2010. Mr. Williams is managing partner of Williams Farms in Arthur, North Dakota. Mr. Williams previously worked at Bank of New York. Among other attributes, skills and qualifications, the Board believes that Mr. Williams is uniquely qualified to serve as a director because his experience as an owner and operator of an agriculture equipment dealership provides the Board with an important perspective on operating decisions and strategic acquisition opportunities and his experience as a banker offers the Company insight into the local and regional credit markets.

        Theodore Wright has been a director since 2009. Since February 2011, Mr. Wright has served as Interim Chief Executive Officer of Conn's, Inc., a specialty retailer of home appliances, consumer electronics, computers, furniture and mattresses, and lawn and garden products. Mr. Wrights has served as the Chairman of the Board of Conn's, Inc. since December 2010, and has served as a director of Conn's, Inc. since 2003. Mr. Wright served as President of Sonic Automotive, Inc., a New York Stock Exchange listed and Fortune 300 automotive retailer, from 2002 to 2004, and he served as Chief Financial Officer at Sonic Automotive from its formation in 1997 to 2002. From 1997 to 2004, Sonic Automotive acquired and integrated into its operations over 150 automotive dealerships. During his tenure at Sonic Automotive, Mr. Wright was a member of the company's Board of Directors. From 1995 to 1997, Mr. Wright was a Senior Manager in Deloitte & Touche LLP's Columbia, South Carolina office. From 1994 to 1995, Mr. Wright was a Senior Manager in Deloitte & Touche LLP's National Office Accounting Research and SEC Services Department. Mr. Wright is the principal owner of a construction and agriculture equipment rental business, and he owns and operates a farm and ranch on 11,500 acres in Central Montana. Among other attributes, skills and qualifications, the Board believes that Mr. Wright is uniquely qualified to serve as a director because of his familiarity with operating issues in an industry with substantially similar opportunities and challenges as the one in which the Company operates, as well as his experience as a public company director and his accounting expertise, which provides the Company's Audit Committee and Board with additional familiarity with generally accepted accounting principles, internal controls over financial reporting, and disclosure controls and procedures, and experience in analysis and evaluation of financial statements.

        Stanley Dardis has been a director since October 1, 2010. From 1998 to 2010, Mr. Dardis served as Chief Executive Officer and Director of Bremer Financial Corporation, a bank holding company composed of nine bank subsidiaries, a trust company, and an insurance company, headquartered in St. Paul, Minnesota. During his tenure as CEO, Bremer Financial Corporation delivered strong asset growth, net income growth, and return on equity that resulted in significant improvements in peer group ranking. From 1995 to 1998, he served as Bremer Financial Corporation's President and Chief Operating Officer, and prior to that, he was the Company's Executive Vice President—Retail Banking. From 1986 to 1993, Mr. Dardis held positions of increasing responsibility at Metropolitan Federal Bank, including serving as President, Chief Executive Officer, and Director from 1990 to 1993. Mr. Dardis also served as a member of the Office of the Chairman of Metropolitan Financial Corporation from 1990 to 1993. Metropolitan Financial Corporation was sold and merged into

U.S. Bank. From 1982 to 1986, he served as Executive Vice President of Norwest Bank. Mr. Dardis served in the United States Air Force as a pilot and instructor pilot from 1971 to 1975. He received a B.S. from North Dakota State University and is a graduate of the University of Wisconsin Graduate School of Banking. Among other attributes, skills and qualifications, the Board believes that Mr. Dardis is uniquely qualified to serve as a director based on his experience in the financial services and investment industries, as well as his experience as a public and private company director, which provides the Board with a seasoned view of financing, investment, acquisition and operating strategies, public company regulatory compliance issues, and investor relations.

VOTE REQUIRED

        The Board recommends that you vote "FOR" each of the nominees to the Board of Directors set forth in this Proposal #1. Under applicable Delaware law, the election of each nominee requires the affirmative vote by a plurality of the voting power of the shares present and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

CORPORATE GOVERNANCE

Independence

        Our Board of Directors has determined that six of our nine directors are independent directors, as defined by Rule 5605(a)(2) of the listing standards of the Nasdaq Stock Market. The six independent directors are Gordon Paul Anderson, John Bode, Stanley Dardis, James Irwin, Theodore Wright and James Williams.

Code of Ethics

        The Board has approved Code of Ethics policies that apply to all employees, directors and officers, including the principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics policies address such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. The Code of Ethics policies are available on the Company's website at www.titanmachinery.com. Titan Machinery Inc. intends to include on its website any amendment to, or waiver from, a provision of its Code of Ethics policies that apply to the principal executive officer, principal financial officer, principal accounting officer and controller that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K.

Stockholder Communications with the Board of Directors

        Stockholders may communicate directly with the Board of Directors. All communications should be directed to the Company's Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for non-management directors, and the Company's Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Titan Machinery Inc. Board of Directors
Attention: Ted Christianson
644 East Beaton Drive
West Fargo, North Dakota 58078

Director Attendance at Annual Meetings

        Directors' attendance at Annual Meetings can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. The Company does not have a policy regarding director attendance, but all directors are encouraged to attend the Annual Meeting of Stockholders. At the Annual Meeting of Stockholders held June 3, 2010, all of our directors attended.

Board Leadership Structure

        One of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director having the duties described in the following section, is in the best interests of the stockholders because it promotes strategy development and execution and facilitates information flow with management to aid in the Board's evaluation of management's performance. The Board believes that the Company's Chief Executive Officer is best situated to serve as Chairman because of his unique familiarity with the Company's history, business and industry, which makes him most capable of effectively leading discussions among directors of diverse backgrounds and experience regarding the Company's operations and strategy identification, execution and evaluation.

Lead Independent Director

        James Irwin, an independent director, was selected by the Board to serve as the Lead Independent Director for all meetings of the non-management directors held in executive session. The Lead Independent Director has the responsibility of presiding at all executive sessions of the Board, consulting with the Chairman and Chief Executive Officer on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and advising him on the efficiency of the board meetings, facilitating teamwork and communication between the non-management directors and management, as well as additional responsibilities that are more fully described in the Company's Principles of Corporate Governance.

Risk Oversight

        It is management's responsibility to manage risk and bring to the Board's attention the most material risks the Company faces. The Company has an enterprise risk management program overseen by the executive management team, which reports directly to the Board. The Company has also engaged a consultant to assist management in identifying and analyzing critical areas of risk, advise on risk tolerance and help implement the Company's enterprise risk management program. Enterprise risks are identified and prioritized by management, and each prioritized risk is assigned to member of management that regularly reports to a Board committee or the full Board for oversight. The enterprise risk management program as a whole is reviewed by the Board annually. Additional review or reporting on enterprise risks is conducted as needed or as requested by the Board or committee.

Board and Committee Meetings; Committee Reports

        During fiscal 2011, the Board held seven formal meetings. The directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent of a majority of all directors, in accordance with the Company's Certificate of Incorporation and Bylaws and Delaware law. The directors also participate in monthly financial update calls with management.

        The Company's Board of Directors has three standing committees, the Audit Committee, the Compensation Committee, and the Governance/Nominating Committee. Members of such committees met formally and informally from time to time throughout fiscal 2011 on committee matters.

        Each director attended 75% or more of the aggregate number of meetings of the Board and of committees of which he was a member.

Current Committee Membership

        The following table sets forth the membership of each of the Company's committees.

Audit Committee	Governance/Nominating Committee	Compensation Committee
John Bode (Chair)	James Williams (Chair)	Gordon Paul Anderson (Chair)
James Williams	James Irwin	James Irwin
Gordon Paul Anderson	Stanley Dardis	Theodore Wright
Theodore Wright

Audit Committee

        Among other matters, our Audit Committee:

  •
  assists the Board of Directors in fulfilling its oversight responsibility to our stockholders and other constituents with respect to the integrity of financial statements;

  •
  appoints and has oversight over our independent auditors, determines the compensation of our independent auditors and reviews the independence and the experience and qualifications of our independent auditors' lead partner, and pre-approves the engagement of our independent auditors for audit and permitted non-audit services;

  •
  meets with the independent auditors and reviews the scope and significant findings of audits and meets with management and internal financial personnel regarding these findings;

  •
  reviews the performance of our independent auditors;

  •
  discusses with management and our independent auditors the adequacy and sufficiency of our financial and accounting controls, practices and procedures, the activities and recommendations of our auditors and our reporting policies and practices, and reporting recommendations to the Board of Directors for approval;

  •
  establishes procedures for the receipt, retention and treatment of complaints regarding internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

  •
  prepares the audit committee report required by the rules of the SEC to be included in our annual proxy statement.

        Our independent auditors and other key committee advisors will have regular contact with our Audit Committee. Following each committee meeting, the Audit Committee will report to the full Board of Directors.

        The Audit Committee consists of John Bode (Chair), James Williams, Gordon Paul Anderson, and Theodore Wright.

  Audit Committee Financial Expert

        Our Board of Directors has determined that each of Mr. Bode and Mr. Wright is an "audit committee financial expert," as defined under the applicable rules of the SEC. Each member of our

Audit Committee satisfies the Nasdaq Stock Market independence standards and the independence standards of Rule 10A-3(b)(1) of the Securities Exchange Act. Each member of our Audit Committee possesses the financial qualifications required of Audit Committee members set forth in the rules and regulations of the Nasdaq Stock Market and under the Securities Exchange Act.

  Audit Committee Meetings

        The Audit Committee met six times in fiscal 2011.

  AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, as amended, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Audit Committee charter is available on the investor relations page of our website at www.titanmachinery.com. The charter was last amended on April 7, 2010. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

  (1)
  reviewed and discussed the audited financial statements with management and the independent auditors;

  (2)
  discussed with the independent auditors the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

  (3)
  received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant's independence.

        Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2011, as filed with the Securities and Exchange Commission.

Members of the Audit Committee:
John Bode (Chair)
James Williams
Gordon Paul Anderson
Theodore Wright

Governance/Nominating Committee

        Our Governance/Nominating Committee makes recommendations to our Board of Directors regarding candidates for directorships and the size and composition of our Board of Directors and its committees. In addition, our Nominating/Corporate Governance Committee oversees our codes of conduct and makes recommendations to our Board of Directors concerning governance matters.

        The Governance/Nominating Committee will review director nominees proposed by stockholders. Stockholders may recommend a nominee to be considered by the Governance/Nominating Committee by submitting a written proposal to the Chairman of the Board of Directors, at Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078. A consent signed by the proposed nominee agreeing to be considered as a director should accompany the written proposal. The proposal should include the name and address of the nominee, in addition to the qualifications and experience of said nominee.

        The Governance/Nominating Committee acts pursuant to a written charter and is responsible for tasks relating to the adoption of corporate governance policies and procedures, the nomination of directors, and the oversight of the organization of Board committees. The charter was last amended on December 7, 2009. The Governance/Nominating Committee charter is available on the investor relations page of our website at www.titanmachinery.com.

        When selecting candidates for recommendation to the Board of Directors, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, being familiar with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following are also considered:

  •
  appropriate size and diversity of the Board;

  •
  needs of the Board with respect to particular talent and experience;

  •
  knowledge, skills and experience of nominee;

  •
  familiarity with domestic and international business affairs;

  •
  legal and regulatory requirements;

  •
  appreciation of the relationship of our business to the changing needs of society; and

  •
  desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by a new member.

        The Governance/Nominating Committee does not have a formal diversity policy at this time; however, as summarized above, the Governance/Nominating Committee seeks to nominate candidates with a diverse range of knowledge, experience, skills, expertise, and other qualities that will contribute to the overall effectiveness of the Board of Directors.

  Governance/Nominating Committee Meetings

        The Governance/Nominating Committee met five times in fiscal 2011.

Compensation Committee

        Our Compensation Committee reviews and recommends policy relating to compensation and benefits of our officers, employees and directors. Our Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of our Chief Executive Officer and President, evaluates the performance of these officers in light of those goals and objectives and sets the compensation of these officers based on such evaluations. Our Compensation Committee provides input on compensation for our other executive officers and employees, but compensation levels for such officers and employees and the corporate goals and objectives relating to compensation are set by our Chief Executive Officer and President, subject to the Compensation Committee's approval. Our Compensation Committee also administers the issuance of stock options, restricted stock awards, and other awards under our equity award plans.

  Compensation Committee Charter and Scope of Authority

        Under the Compensation Committee's written charter, the primary duties and responsibilities of the Compensation Committee include the following:

  •
  develop and periodically review with management the Company's philosophy of compensation, taking into consideration enhancement of stockholder value and the fair and equitable compensation of all employees;

  •
  determine the compensation for our Chief Executive Officer and President and approve the compensation for all of our executive officers;

  •
  determine and approve equity grants made pursuant to the Company's equity incentive plans;

  •
  develop, recommend to the Board, review and administer senior management compensation policy and plans, including incentive plans, benefits and perquisites;

  •
  develop, recommend, review and administer compensation plans for members of the Board;

  •
  annually consider the relationship between the Company's strategic and operating plans and the various compensation plans for which the Committee is responsible;

  •
  periodically review with management, and advise the Board with respect to, employee deferred compensation plans;

  •
  periodically review with management and advise the Board with respect to employee benefits; and

  •
  review and discuss with management the Compensation Discussion and Analysis ("CD&A") required by the SEC. Based on such review and discussion, the Committee determines whether to recommend to the full Board that the CD&A be included in the annual report or proxy statement.

        The Compensation Committee charter may be amended by approval of the Board. The charter was last amended on June 3, 2010. The Compensation Committee charter is available on the investor relations page of our website at www.titanmachinery.com.

        In making its compensation decisions and recommendations, the Compensation Committee takes into account the recommendations of the Chief Executive Officer and President. Other than giving their recommendations, the Chief Executive Officer and President do not participate in the Compensation Committee's decisions regarding their own compensation. All of the Compensation Committee's actions, decisions and recommendations are reported to our Board.

  Compensation Committee Meetings

        The Compensation Committee met four times in fiscal 2011.

Non-Employee Director Compensation

        Our non-employee directors are compensated pursuant to our Non-Employee Director Compensation Plan. In fiscal 2011, all of our non-employee directors received an annual retainer of $20,000 for attending Board meetings. The chair of the Audit Committee received an additional $10,000 cash compensation. Non-employee directors are also paid cash compensation of $1,500 per board meeting attended in person and $1,000 per committee meeting attended in person and $500 for each board or committee meeting attended by teleconference. Each non-employee director, other than Stanley Dardis, also received a grant of shares of restricted stock equal to approximately $30,000 based upon the $12.84 closing price of our common stock on June 1, 2010, which resulted in a grant of 2,337 shares to each director. Stanley Dardis' restricted stock award was prorated based on the portion of the fiscal year in which he was a director. He received a grant of shares of restricted stock equal to approximately $10,126 based upon the $19.25 closing price of our common stock on the date of grant, which resulted in a grant of 526 shares.

        We also reimburse our non-employee directors for reasonable expenses incurred in connection with their services as directors.

        The following table provides compensation information for our non-employee directors during fiscal 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Gordon Paul Anderson	39,000	30,000	69,000
John Bode	45,000	30,000	75,000
Tony Christianson	30,000	30,000	60,000
Stanley Dardis	9,666	10,126	19,792
James Irwin	37,000	30,000	67,000
James Williams	38,000	30,000	68,000
Theodore Wright	39,000	30,000	69,000

(1)
These amounts represent the grant-date fair value for each award awarded in fiscal 2011, valued in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 718, Compensation—Stock Compensation.

EXECUTIVE COMPENSATION

Compensation Risk Assessment

        The Compensation Committee has conducted a risk assessment of our employee compensation programs, including our executive compensation programs, and has concluded that our employee compensation programs are designed with the appropriate balance of risk and reward in relation to our overall business strategy and do not incent executives or other employees to take unnecessary or excessive risks. As a result, we believe that risks arising from our employee compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Discussion and Analysis

        In the following Compensation Discussion and Analysis, we describe the material elements of the compensation awarded to, earned by or paid to David J. Meyer, our Chairman and Chief Executive Officer, Peter Christianson, our President and Chief Operating Officer (and Chief Financial Officer during fiscal year 2011), and Ted Christianson, our Vice President, Finance and Treasurer in fiscal 2011. In this proxy statement, we refer to Messrs. Meyer, Peter Christianson and Ted Christianson as our "named executive officers."

Compensation Objectives and Philosophy

        We have designed our compensation programs to reward performance and to attract, retain and motivate employees at all levels. Our goal is to establish pay levels for our named executive officers that are competitive with comparable positions in our industry and in the regions in which we operate. We believe the following:

        There should be an appropriate relationship between executive compensation and our short-and long-term success, including creation of stockholder value.

        Our overall compensation philosophy is that rewards to executives should reflect and reinforce our company-wide focus on financial management and bottom-line performance. We use annual cash incentives to motivate executives to achieve both short- and long-term interests. Incentives are available to executives under our management incentive program for annual achievement of company-wide quantitative financial goals. This approach increases the likelihood that we will experience sustained profitability and generate greater stockholder value over time.

        Our compensation program should be designed and implemented in a manner that will attract, retain and motivate executives of outstanding ability.

        We intend for the amount of compensation paid to each executive officer to reflect the officer's experience and individual performance and the performance of our Company, all measured in the context of our industry and location. Our objectives are to attract, retain and motivate executives of outstanding ability. In order to motivate each executive to achieve his potential, certain components of our total compensation package are dependent on corporate and individual performance and are therefore at risk. Generally, as an executive officer's responsibility and ability to impact our financial performance increases, the individual's performance-based compensation increases as a portion of his total compensation. Ultimately, executives with greater roles and responsibilities associated with achieving our performance targets should bear a greater proportion of the risk if those goals are not achieved and should receive a greater proportion of the reward if the goals are met or surpassed.

        Total compensation opportunities should be competitive within the industry and other comparable companies but also consistent with our conservative and prudent approach to executive compensation.

        Our overall compensation levels are targeted to attract the type of talent needed to achieve and maintain a leadership position in our industry, while still focusing on bottom-line conservatism and avoiding the appearance of extravagance or compensation based on entitlements. Our Compensation Committee evaluated surveys of compensation levels to ensure that our executive officer compensation was comparable to companies of similar size in the Minneapolis and Fargo markets.

Compensation Committee

        Our Compensation Committee oversees the design and administration of our executive compensation program according to the processes and procedures discussed in this proxy statement. To implement our compensation objectives and philosophy, our Board and Compensation Committee:

  •
  consider individual performance, competence and leadership when setting base compensation, but focus our incentive cash compensation program on company-specific financial and business improvement goals to promote a cohesive, performance-focused culture among our executive team;

  •
  compare our compensation programs with the executive compensation policies, practices and levels at comparable companies in the Fargo and Minneapolis markets and companies in our industry selected for comparison by our Compensation Committee, based upon size, complexity and growth profile; and

  •
  structure compensation among the executive officers so that our Chief Executive Officer and President, with their greater responsibilities for achieving performance and strategic objectives, bear a greater proportion of the risk and rewards associated with achieving those goals by receiving a relatively large percentage of their total compensation in the form of cash-based incentives.

Setting Executive Compensation

        The Compensation Committee selects the elements of executive compensation and determines the level of each element, the mix among the elements and total compensation based upon the objectives and philosophies set forth above, and by considering a number of factors, including:

  •
  each executive's position within our Company and the level of responsibility;

  •
  the skills and experiences required by an executive's position;

  •
  the executive's experience and qualifications;

  •
  the competitive environment for comparable executive talent having similar experience, skills and responsibilities;

  •
  Company performance compared to specific objectives;

  •
  individual performance measures;

  •
  the executive's current and historical compensation levels;

  •
  the executive's length of service to our Company;

  •
  compensation equity and consistency across all executive positions; and

  •
  the stock ownership of each executive.

        As a means of assessing the competitive market for executive talent, we review competitive compensation data gathered in comparative third-party surveys that we believe to be relevant, considering our size and industry. For fiscal 2011, we used an executive compensation assessment prepared for us by the Economic Research Institute. The assessment provided comparative compensation information for executive officer salaries at companies with comparable size, sales and growth levels to us in the Minneapolis and Fargo markets. The Economic Research Institute does not identify the companies utilized in the assessment. Our Compensation Committee reviewed the assessment to assist it in setting fiscal 2011 base salary and short-term cash incentive compensation for our executive officers. The Compensation Committee also used the Economic Research Institute assessment when setting fiscal 2012 base salaries for our Chief Executive Officer and President. Our executive officer compensation falls within the bottom quartile range of compensation levels at comparable companies. Our relatively low executive compensation is balanced, in part, by the significant share holdings of Mr. Meyer and Mr. Peter Christianson, each of whom has the potential to be rewarded by our growth and bears the risk of our failure to grow.

        The survey data is only one factor in the Compensation Committee's overall compensation decision-making process and is not used as a stand-alone benchmarking tool.

        Our compensation structure is designed so that our Chief Executive Officer and President evaluate the performance of each executive officer and work with the Compensation Committee to recommend the compensation for our executive officers. Our Compensation Committee has the absolute authority to adjust their recommendations after evaluating all information that the Compensation Committee believes is relevant in implementing the principles for our compensation programs. Mr. Meyer and Mr. Peter Christianson do not give recommendations regarding their own salary or performance.

        In setting executive officer compensation, we have not historically considered the tax implications under Sections 162(m) and 409A of the Internal Revenue Code or compensation expense charges under ASC 718, Compensation—Stock Compensation, but may implement consideration of such tax implications when making future compensation decisions.

        Section 162(m) of the Internal Revenue Code restricts the ability of publicly held companies to take a federal income tax deduction for compensation paid to certain of their executive officers to the extent that compensation exceeds $1 million per covered officer in any fiscal year. However, this limitation does not apply, among other things, to compensation that is performance-based. We do not anticipate that the non-performance-based compensation to be paid to our executive officers for fiscal 2012 will exceed that limit.

        On October 22, 2004, the American Jobs Creation Act of 2004 became law, implementing Section 409A of the Internal Revenue Code and changing the tax rules applicable to nonqualified deferred compensation arrangements, including certain severance arrangements. We have taken steps to bring our non-qualified deferred compensation arrangements into good faith compliance with the statutory provisions as currently in effect.

Executive Compensation Components for fiscal 2011

        The principal elements of our executive compensation program for fiscal 2011 were:

  •
  base salary;

  •
  annual cash incentive compensation;

  •
  stock-based compensation; and

  •
  limited perquisites and other benefits made generally available to our employees.

        In allocating compensation across these elements, the Compensation Committee does not follow any strict policy or guidelines. However, consistent with the general compensation objectives and philosophies outlined above, the Compensation Committee seeks to place a meaningful percentage of an executive's compensation at risk, subject to achievement of specific performance objectives and long-term equity value creation. In addition, the Compensation Committee generally places a greater proportion of total compensation at risk for our Chief Executive Officer and President, based on their greater responsibility for, and ability to influence, overall Company performance.

  Base Salary

        Base salary provides executives with a fixed, regular, non-contingent earnings stream. As a component of total compensation, we generally set base salaries at levels believed to attract and retain an experienced management team in our market that will grow our Company and create stockholder value. We also attempt to reward individual performance and contributions to our overall business objectives without detracting from the executive officers' incentive to realize additional compensation through our performance-based compensation program. When setting base salary, we consider pre-tax profit levels, increases in market share, inventory turns, process and system development goals, organic growth rate and growth through consolidation and acquisition, absorption, and interest-bearing new equipment inventory as a percentage of total new equipment inventory. The Compensation Committee reviews each executive officer's salary at the end of each fiscal year.

        We review performance for both our Company (based upon achievement of strategic initiatives) and each executive officer. As a result of the Compensation Committee's evaluation of these factors,

the Compensation Committee may adjust base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or Company achievement, or to account for changes in roles and responsibilities.

        The base salary amounts for our named executive officers for fiscal year 2011 appear in the Summary Compensation Table on page 22. Effective February 1, 2011, we increased the base salaries of Mr. Meyer and Mr. Peter Christianson to $330,000.

  Short-Term Incentive Compensation

        Short-term incentive compensation in the form of annual cash bonuses is a significant component of our compensation program. When setting bonus payouts for our named executive officers in fiscal 2011, our Compensation Committee established pre-determined quantitative goals based upon our pre-tax net income, total sales and return on assets. We define return on assets as our pre-tax net income (adjusted for short-term incentive compensation expense) divided by our monthly average total assets. The Compensation Committee set these goals at the beginning of the fiscal year and adjusted them during the fiscal year as we made acquisitions and new stores were incorporated into our Company. Under our 2011 Executive Bonus Plan, based upon their respective positions and levels of responsibility, Mr. Meyer and Mr. Peter Christianson were each eligible for a cash bonus of up to 200% of their annual base salary, and Mr. Ted Christianson was eligible for a cash bonus of up to 70% of his annual base salary. The plan provides that 40% of the eligible bonus was based upon achievement of the Company's pre-tax net income goal, 20% was based on achievement of the Company's total sales goal, 20% was based on the Company's return on assets goal and the remaining 20% of the eligible bonus was based on achievement of personal position-specific goals. If any goals are not achieved at the threshold level, then no bonus is payable for that goal. Personal position-specific goals are set by our Compensation Committee for Mr. Meyer and Mr. Peter Christianson, and set by Mr. Meyer and Mr. Peter Christianson for Mr. Ted Christianson. For Mr. Meyer and Mr. Peter Christianson, the position-specific personal goals related to Company market share for its major product lines; some target goals were met and 47.6% of the maximum bonus was paid to each executive officer. For Mr. Ted Christianson, some target goals on his position specific goals were achieved and 50% of the maximum bonus was paid. Bonuses are paid 100% in cash. The following table sets forth the pre-tax net income goals, the total sales goals and the return on assets goals established by the Compensation Committee and the percentage of the maximum bonus payable at each level:

  Pre-tax Net Income

Pre-tax Net Income Goal	% of Maximum Bonus Payable Attributable to Pre-Tax Net Income
$22,563,677	1
$30,084,903	50
$37,606,129	100

        Based upon our actual pre-tax adjusted net income, adjusted for short-term incentive compensation expense, of $38,747,000, we paid each of our named executive officers 100% of the maximum cash bonus attributable to pre-tax net income for which he was eligible based on achievement of that goal.

  Total Sales

Total Sales Goal	% of Maximum Bonus Payable Attributable to Total Sales
$847,322,189	2.5
$941,469,099	50
$1,176,836,374	100

        Based upon our actual total sales of $1,094,489,000, we paid each of our named executive officers 82.5% of the maximum cash bonus attributable to total sales for which he was eligible based on achievement of that goal.

  Return on Assets

Return on Assets Goal	% of Maximum Bonus Payable Attributable to Return on Assets
5.5%	6.25
5.8%	50
7.0%	100

        Based upon our actual return on assets of 6.73%, we paid each of our named executive officers 87.5% of the maximum cash bonus attributable to return on assets for which he was eligible based on achievement of that goal.

  Equity Incentive Awards

        With the exception of the stock option grants made in fiscal 2007, 2008 and 2009 to Mr. Ted Christianson, we have not historically granted stock options as a meaningful component of our executive compensation program. All grants have been made pursuant to our 2005 Equity Incentive Plan, which is administered by our Compensation Committee. Restricted stock awards made under our plan typically vest over a three or six-year period. Consistent with our compensation philosophies related to performance-based compensation, long-term stockholder value creation and alignment of executive interests with those of stockholders, we may make future grants of long-term compensation in the form of stock options or restricted stock grants to our executive officers.

        In connection with the execution of amended and restated employment agreements with Mr. Meyer and Mr. Peter Christianson, both executive officers received a restricted stock award in the amount of 14,286 restricted shares, which risk of forfeiture terminates on the third anniversary of the date of grant. For each fiscal year that they remain employed with the Company under the terms of their respective agreements, each executive officer will receive a restricted stock award in an amount determined by dividing their annual base salary in effect on the date of grant by the closing sale price of the Company's common stock on the date of grant. The risk of forfeiture for such restricted stock awards will likewise terminate on the three-year anniversary of the date of grant. In fiscal 2011, Mr. Ted Christianson received a restricted stock award in the amount of 1,735 restricted shares, where risk of forfeiture terminates in equal increments on the second, third, fourth, fifth and sixth anniversaries of the date of grant. In the future, we may from time to time make one-time grants to recognize promotion or consistent long-term contribution, or for specific incentive purposes. We may also make grants in connection with the hiring of new executives. The Compensation Committee will have the authority to administer any equity incentive plan under which we make equity or equity-based awards.

        Although we do not have any stock retention or ownership guidelines, our Board of Directors and Compensation Committee intend to continue to encourage our executives to continue to have a financial stake in our Company in order to align the interests of our stockholders and management. We will continue to evaluate whether to implement a stock ownership policy for our officers and directors.

  Perquisites and Other Benefits

        Consistent with our conservative compensation philosophy, we offer only limited perquisites to our executive officers. We provide each of Mr. Meyer and Mr. Peter Christianson with an automobile. We provide each of Mr. Meyer, Mr. Peter Christianson and Mr. Ted Christianson with a cellular phone and cellular phone service. All of our executive officers are eligible for the same insurance, vacation and other benefits at the same levels provided to all of our full-time employees.

  Employment Agreements

        On November 16, 2007, we entered into employment agreements with David Meyer to serve as our Chief Executive Officer and Peter Christianson to serve as our President and Chief Financial Officer (now Chief Operating Officer), which employment agreements were amended and restated on October 1, 2010. Each amended and restated employment agreement has an initial term that commenced on October 1, 2010, and expires on September 30, 2013, with automatic one-year extensions of the termination date with each anniversary of the commencement date, subject to earlier termination, as described below. Pursuant to the agreements, Messrs. Meyer and Peter Christianson were initially each paid a base salary of $275,000 per year, subject to annual review and adjustment by our Compensation Committee. Messrs. Meyer and Peter Christianson are also eligible for an incentive bonus of up to 200% of their base salary pursuant to terms, conditions and annual objectives established by our Compensation Committee. Each agreement also provides for yearly grants of restricted stock, as further provided above under "Equity Incentive Awards." Messrs. Meyer and Peter Christianson are eligible to participate in any employee benefit plans and programs generally available to our other executive officers.

        The amended and restated employment agreements with Messrs. Meyer and Peter Christianson each contain a restrictive covenant prohibiting them from owning, operating or being employed by competing agricultural or construction equipment stores during their employment with us and for 24 months following termination of their employment with us. Each agreement is terminable by either us or Messrs. Meyer and Peter Christianson at any time upon 60 days written notice for any reason. If Messrs. Meyer or Peter Christianson is terminated by us without cause prior to the expiration of the term or if they resign for good reason, we are obligated to pay severance in an amount equal to two times the sum of the annual base salary then in effect, which would be $660,000 based on the annual base salary currently in effect, plus the annual incentive bonus last paid prior to the termination. These severance payments would be made in 24 equal monthly installments, which would be $27,500 per month if such termination occurred in fiscal 2012. If such termination occurs we would also be required to allow Mr. Meyer or Mr. Peter Christianson to continue to participate in our group medical and dental plans at our expense for a period of 24 months. In order to receive the severance and continued benefits, each officer would be required to sign a release of claims against us, fulfill his non-competition obligations, cooperate with transitioning his duties and execute a non-disparagement agreement with us. We arrived at these terms based on the advice and experience of our advisors and directors, including their knowledge of practices and agreements at public companies. However, with respect to the amounts of compensation payable under these agreements, we considered the Economic Research Institute report, which does not identify the companies utilized in the assessment.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2011, our Compensation Committee consisted of Gordon Paul Anderson, James Irwin, and Theodore Wright. None of our current Compensation Committee members has or had any related party transaction relationship with our Company of a type that is required to be disclosed under Item 404 of Regulation S-K. None of our executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during fiscal year 2011.

        Our non-employee directors receive cash and restricted stock grants as compensation for their services as directors pursuant to our Non-Employee Director Compensation Plan. Our employee directors do not receive additional compensation for their services as directors. All of our directors are reimbursed for their reasonable expenses in attending Board and committee meetings.

Stock Ownership/Retention Guidelines and Other Policies

        We do not have any stock ownership guidelines or a stock retention policy. Our insider trading policy prohibits the trading of Titan Machinery securities on a short-term basis and requires that any Titan Machinery stock purchased in the open market be held for a minimum of six months. This policy also states that employees should not "margin" or "sell short" Titan Machinery stock, or buy or sell put or call options on Titan Machinery stock.

Conclusion

        We have concluded that the base salary, annual bonus and long-term incentives for each of the named executive officers, as well as the total compensation received by those named executive officers, in fiscal 2011 are reasonable and appropriate in light of our goals and competitive requirements. The amounts are in the best interests of the Company and its stockholders because they enable us to attract, retain, motivate and fairly reward talent and further the philosophies of ensuring the accomplishment of our financial objectives and aligning the interests of management with those of long-term stockholders.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management and management has represented to the Compensation Committee that the Compensation Discussion and Analysis is accurate. Based on this review and discussion with management, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended January 31, 2011.

Members of the Compensation Committee Gordon Paul Anderson (Chair) James Irwin Theodore Wright

  Summary Compensation Table For Fiscal Year 2011

        The table below sets forth certain information regarding compensation paid during the last three fiscal years to the Company's named executive officers.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
David Meyer	2011	275,000	275,006	—	459,395	7,350	(3)	1,016,751
Chairman and Chief	2010	262,500	—	—	104,633	6,125		373,258
Executive Officer	2009	250,000	—	—	382,559	5,750		638,309
Peter Christianson	2011	275,000	275,006	—	459,395	7,350	(3)	1,016,751
President and Chief	2010	262,500	—	—	104,633	6,125		373,258
Financial Officer(4)	2009	250,000	—	—	382,559	5,750		638,309
Ted Christianson	2011	185,000	22,277	—	111,722	2,202	(3)	321,201
Vice President, Finance	2010	175,417	27,720	—	25,112	2,784		231,033
and Treasurer(5)	2009	160,000	—	96,467	102,949	2,557		361,973

(1)
Amounts shown are not reduced to reflect the named executive officers' elections, if any, to contribute portions of their salaries to 401(k) plans.

(2)
Amounts represent the grant date fair value of awards made in fiscal 2011, fiscal 2010 and fiscal 2009, respectively. The assumptions used to determine the valuation of the awards are further discussed in Note 12 to our financial statements in our Annual Report on Form 10-K for the fiscal year ended January 31, 2011. See the Grants of Plan-Based Awards table for further information regarding the awards granted in fiscal 2011 and the Outstanding Equity Awards at January 31, 2011 table for information regarding all outstanding awards.

(3)
Amounts represent a Company match to the 401(k) plan of each named executive officer.

(4)
Peter Christianson became the Chief Operating Officer of the Company on April 11, 2011. On the same day, Mark Kalvoda became the Chief Financial Officer of the Company.

(5)
Following fiscal year 2011, Ted Christianson was no longer classified as an executive officer of the Company.

Grants of Plan-Based Awards

        The following table sets forth certain information regarding grants of plan-based awards to our named executive officers in fiscal 2011:

					All Other Stock Awards: Number of Shares of Stock(#)			Grant Date Fair Value of Stock and Option Awards ($)(2)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards($)(1)					Exercise or Base Price of Option Awards ($/Sh)
Name	Grant Date	Threshold	Target	Maximum
David Meyer	11/1/10	15,950	275,000	550,000	14,286	(3)	—	275,006
Peter Christianson	11/1/10	15,950	275,000	550,000	14,286	(3)	—	275,006
Ted Christianson	6/1/10	3,525	66,500	133,000	1,735	(4)	—	22,277

(1)
Actual amounts earned by the named executive officers for fiscal 2011 are reported in the Summary Compensation Table on page 22 under the column entitled "Non-Equity Incentive Plan Compensation."

(2)
This amount represents the grant date fair value of the restricted stock award determined in accordance with ASC 718.

(3)
Restricted stock awards where risk of forfeiture terminates on the third anniversary of the date of grant.

(4)
Restricted stock award where risk of forfeiture terminates in equal increments on the second, third, fourth, fifth and sixth anniversaries of the date of grant.

Outstanding Equity Awards at January 31, 2011

        The following table sets forth certain information regarding equity awards granted to our named executive officers outstanding as of January 31, 2011:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
David Meyer	35,250	11,750	—	9.35	12/6/12	14,286	346,150
	39,750	13,250	—	8.50	12/6/17
Peter Christianson	35,250	11,750	—	9.35	12/6/12	14,286	346,150
	39,750	13,250	—	8.50	12/6/17
Ted Christianson	23,333	11,667	—	4.50	10/18/16	3,735	90,499
	20,000	20,000	—	7.50	7/20/17
	3,333	6,667	—	22.21	9/22/18

(1)
The amounts reflect the value based on the closing price of our common stock on January 31, 2011 of $24.23.

Option Exercises and Stock Vested

        There were no option exercises by our named executive officers during fiscal 2011. Pursuant to a grant of 100 shares of restricted stock to all of our employees in fiscal 2008, each of our named executive officers received a grant of 100 shares of restricted stock, on the same terms and subject to the same conditions as we granted to all other full-time employees. Risk of forfeiture on all such shares terminated during fiscal 2011.

Potential Payments upon Termination or Change-in-Control

        SEC regulations state that we must disclose information in this proxy statement regarding agreements, plans or arrangements that provide for payments or benefits to our executive officers in connection with any termination of employment or change in control of the Company. As provided under "Compensation Discussion and Analysis—Employment Agreements," we are party to amended and restated employment agreements with Mr. Meyer and Mr. Peter Christianson, which provide that if Messrs. Meyer or Christianson are terminated by us without cause prior to the expiration of the term or if they resign for good reason, we are obligated to pay severance in an amount equal to two times the sum of the annual base salary then in effect and the annual incentive bonus last paid prior to the termination, and are also required to allow Mr. Meyer or Mr. Christianson to continue to participate in our group medical and dental plans at our expense for a period of 24 months. Please see "Compensation Discussion and Analysis—Employment Agreements" for additional information on these arrangements. If such termination occurred on January 31, 2011, Mr. Meyer and Mr. Christianson would have each been entitled to a severance payment of $550,000 in base salary and $104,633 in annual incentive bonus.

Equity Compensation Plan Information

        The following table provides information regarding our equity compensation plans as of January 31, 2011:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	601,749	$11.05	92,370
Equity compensation plans not approved by security holders	—	—	—

Total	601,749	$11.05	92,370

 CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

        Described below are transactions and series of similar transactions that have occurred this fiscal year to which we were a party or are a party in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  a director, executive officer, beneficial owner of more than five percent of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

Leases

        As of January 31, 2011, we leased real estate for 43 of our 81 stores from entities affiliated with David Meyer, our Chairman and Chief Executive Officer, Tony Christianson, one of our directors, Peter Christianson, our President and Chief Operating Officer or James L. Williams, one of our directors. Of these 43 stores, we leased 41 dealership sites from Dealer Sites, LLC, an entity owned in part by Messrs. Meyer, Tony Christianson and Peter Christianson or their affiliates; one dealership site from C.I. Farm Power, Inc., an entity owned by Mr. Peter Christianson; and one dealership site from Arthur Mercantile Company, an entity owned in part by Mr. James L. Williams.

        The table below states for fiscal 2011 through the end of the respective lease terms, the aggregate amount of all periodic payments or installments made or due, including any required or optional payments due at the conclusion of the respective leases, are as follows:

Lessor	Period	Aggregate Payments Made or Due
Dealer Sites, LLC	Fiscal 2011	$5,188,282
	Fiscal 2012, through	$47,578,761
	April 30, 2022
C.I. Farm Power, Inc.	Fiscal 2011	$144,000
	Fiscal 2012, through	$360,000
	July 31, 2013
Arthur Mercantile Company	Fiscal 2011	$30,000
	Fiscal 2012 through	$250,000
	May 31, 2019

        We intend for the terms of all of our leases to be commercially reasonable. We do not believe the terms of our leases with entities affiliated with Messrs. Meyer, Tony Christianson, Peter Christianson and James L. Williams are any less favorable to us than could be obtained in an arm's length transaction with an unrelated party.

Policies and Procedures for Related Party Transactions

        Our Audit Committee charter requires our Audit Committee to review and approve in advance any related party transaction of the type required to be disclosed by Item 404 of Regulation S-K. All of our directors, officers and employees are required to report to our Audit Committee any related party transaction (as defined by applicable rules and regulations of the SEC and the Nasdaq Stock Market) prior to its completion. We do not believe the terms of any of the transactions and agreements described above are any less favorable to us than could be obtained in an arm's length transaction with an unrelated party.

 RATIFICATION OF PUBLIC ACCOUNTING FIRM
(PROPOSAL #2)

        The Audit Committee has selected Eide Bailly LLP, an independent registered public accounting firm, as the Company's independent registered public accounting firm for the fiscal year ending January 31, 2012.

        Our bylaws do not require that our stockholders ratify the selection of Eide Bailly LLP as the independent registered public accounting firm. However, the Board is submitting the appointment of Eide Bailly LLP to our stockholders for ratification as a matter of good corporate governance. Even if the selection of Eide Bailly LLP is ratified, the Audit Committee may change the appointment at any time during the year if it determines that a change would be in the best interest of the Company and its stockholders. The Audit Committee will consider the outcome of this vote in its decision to appoint an independent registered public accounting firm next year, but is not bound by the stockholders' vote.

        Representatives of Eide Bailly LLP are expected to be present at the Annual Meeting. They will be given the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions. Further information about the services provided by Eide Bailly LLP, including information about the fees paid to the firm during fiscal 2011 and 2010 can be found on under the heading "Fees of the Independent Registered Public Accounting Firm" below.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the ratification of the appointment set forth in this Proposal #2. Under applicable Delaware law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

 FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General Information

        Eide Bailly LLP has acted as the Company's independent registered public accounting firm for the fiscal years ended January 31, 2010 and January 31, 2011.

Audit Fees

        The following fees were billed by Eide Bailly LLP during fiscal years 2010 and 2011:

	FY 2010	FY 2011
Audit Fees	$180,485	$223,652
Audit-Related Fees	15,200	9,700
Tax Fees	36,520	34,030
All Other Fees	755	190

Total	$232,960	$267,572

        Audit fees are for professional services rendered for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q filings or services that are normally provided by the independent registered public accounting firm in connection with regulatory filings with the Securities and Exchange Commission.

        Audit-related fees are primarily for the assurance and related services performed by Eide Bailly LLP that are reasonably related to the performance of the audit or review of the Company's financial statements. For fiscal 2010, this consisted primarily of the audit of employee benefit plans, and for fiscal 2011, this consisted of the audit of employee benefit plans and services related to the Company's filing of a Registration Statement on Form S-3.

        Tax fees are services provided in connection with tax compliance, tax advice, tax planning, and IRS audit assistance. For fiscal 2010 and fiscal 2011, this consisted primarily of preparation of the Company's federal and state tax returns, work related to an IRS audit and other compliance related matters and tax advisory services related to acquisitions.

        All other fees are primarily for fees associated with our employees attending personnel development training programs sponsored by Eide Bailly LLP and services related to compilation of salary data.

        Pursuant to its written charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm or any other auditing or accounting firm.

        During fiscal year 2011, the Audit Committee approved all audit and non-audit services provided to the Company by Eide Bailly LLP prior to management engaging Eide Bailly LLP for that purpose. The Committee's current practice is to consider for pre-approval annually all audit and non-audit services proposed to be provided by the independent registered public accounting firm. In making its recommendation to appoint Eide Bailly LLP as the Company's independent registered public accounting firm, the Audit Committee has considered whether the provision of the non-audit services rendered by Eide Bailly LLP is compatible with maintaining that firm's independence and has determined that such services are compatible with maintaining Eide Bailly LLP's independence.

 ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL #3)

        We are providing stockholders an advisory vote on executive compensation. This is a new item for our Annual Meeting in 2011. This vote is now required under Section 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

        Our Compensation Committee has described our compensation philosophy in the Compensation Discussion and Analysis contained in this proxy statement. Stockholders are urged to read the Compensation Discussion and Analysis which also discusses how our compensation policies and procedures implement our compensation philosophy, as well as the "Summary Compensation Table For Fiscal Year 2011" and other related tables and narrative disclosure which describe the compensation of our chief executive officer, our chief financial officer and the other named executive officer of the Company in fiscal 2011 set forth under "Executive Compensation" above. The Compensation Committee and the Board believe the policies and procedures articulated in the Compensation Discussion and Analysis are effective in implementing our compensation philosophy and in achieving our goals and that the compensation of our named executive officers in fiscal 2011 reflects and supports these compensation policies and procedures.

        Stockholders are being asked to vote on the following resolution:

  "RESOLVED, the stockholders of Titan Machinery Inc. approve, on an advisory basis, the compensation of the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and related disclosures contained in the section of the proxy statement for the 2011 Annual Meeting of Stockholders captioned 'Executive Compensation'."

        This advisory vote on executive compensation, commonly referred to as a "say-on-pay" advisory vote, is not binding on our Board. However, the Board and Compensation Committee will take into account the result of the vote when determining future executive compensation arrangements.

VOTE REQUIRED

        The Board recommends that you vote "FOR" the adoption of the resolution set forth in this Proposal #3. Under applicable Delaware law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
(PROPOSAL #4)

        We are providing stockholders an advisory vote on the frequency with which our stockholders shall have the advisory "say-on-pay" vote on executive compensation as provided for in Proposal #3 above. This is also a new item for our Annual Meeting in 2011. This vote is now required under Section 14A of the Exchange Act.

        Stockholders are able to choose to recommend that an advisory vote on executive compensation be held annually, every second year, or every third year. Although the vote on the frequency of future say-on-pay votes is not binding, the Board greatly values the input of the Company's stockholders and the Compensation Committee will use the result of the vote as an important consideration when determining how frequently future say-on-pay votes will be held.

Proposal

        The Company is presenting this proposal, which gives you, as a stockholder, the opportunity to express your view on the appropriate frequency of conducting future say-on-pay votes by voting for one of the options described:

  "RESOLVED, that the stockholders approve, on an advisory basis, that Titan Machinery Inc. conduct an advisory vote on the compensation of its named executive officers, as described in its proxy statement for the relevant year, once every: [SELECT ONLY ONE OF THE OPTIONS LISTED BELOW]

  •
  1 Year;

  •
  2 Years;

  •
  3 Years; or

  •
  Abstain."

        As discussed under the caption Executive Compensation, the Company's compensation philosophy is to provide compensation in a manner that maximizes long-term stockholder value. The Board has determined that an annual, or "1 Year," frequency for say-on-pay votes is the best approach for the Company. The Board believes that annual votes will provide the clearest and most useful feedback from stockholders to the Company and the Compensation Committee in this important area, and will confirm the Company's commitment to frequent and transparent communications with investors.

VOTE REQUIRED

        Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the alternative receiving the greatest number of votes relative to the votes cast for the other alternatives will be deemed the alternative recommended by the stockholders.

        The Board unanimously recommends that stockholders select an annual frequency for conducting stockholder say-on-pay votes by voting for the "1 Year" option on this Proposal #4.

        The stockholder vote on this proposal is advisory. Therefore, it will not be binding on the Company or the Board. Nevertheless, we highly value the opinion of our stockholders and will give significant weight to the advisory vote when determining how frequently future stockholder say-on-pay votes will be conducted.

AMENDMENT TO THE TITAN MACHINERY INC. 2005 EQUITY INCENTIVE PLAN
(PROPOSAL #5)

Background

        On March 8, 2011, the Board of Directors approved an increase in the number of shares of common stock available for issuance under the Titan Machinery Inc. 2005 Equity Incentive Plan (the "Equity Incentive Plan") from 1,000,000 to 1,500,000 shares, subject to stockholder approval. The Equity Incentive Plan generally allows participants to receive awards based on shares of our common stock, including incentive stock options, nonqualified stock options, and restricted stock awards. As of April 15, 2011, approximately 90,000 shares of common stock were available for issuance under the Equity Incentive Plan.

Summary of the Plan

        The text of the existing Equity Incentive Plan, as amended and restated by the Board to incorporate the proposed amendment, is included as Appendix A to this proxy statement. The following description of the amended and restated Equity Incentive Plan is only a summary of certain provisions thereof and is qualified in its entirety by reference to the full text of the amended and restated Equity Incentive Plan.

Purpose of the Plan

        The Equity Incentive Plan has been established to promote the interests of the Company and its stockholders by attracting and retaining exceptional employees, consultants and directors and enabling such employees, consultants and directors to participate in the long-term growth and financial success of the Company.

Administration of the Plan

        The Equity Incentive Plan is administered by the Board or by a committee which may be appointed by the Board from time to time or by one or more officers designated by the Board or committee (collectively referred to as the "Administrator").

        The Administrator has full power and authority to administer and interpret the Equity Incentive Plan, to make and amend rules, regulations and guidelines for administering the Equity Incentive Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from participant to participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Equity Incentive Plan. The Administrator's interpretation of the Equity Incentive Plan, and all actions taken and determinations made by the Administrator, are conclusive and binding on all parties concerned.

Eligible Participants in the Plan

        The Administrator may select any or all of the following classes of persons to be granted awards under the Equity Incentive Plan:

  •
  Members of our Board of Directors; and

  •
  Officers of, employees of, and consultants to Titan Machinery Inc.

        As of April 15, 2011, we had nine members of the Board of Directors and approximately 1,875 officers and employees.

Limits on Awards We May Issue Under the Plan

        Share Limits.    The maximum number of shares of our common stock that may be issued pursuant to awards granted under the Equity Incentive Plan is currently 1,000,000, and if our stockholders approve the proposed amendment, will be increased to 1,500,000. The maximum number of shares that may be issued pursuant to incentive stock options granted under the Equity Incentive Plan is currently 1,000,000, and if our stockholders approve the proposed amendment, will be increased to 1,500,000. The Administrator will adjust these maximums, and the number of shares that may be issued in respect of awards granted under the Equity Incentive Plan, in certain specified circumstances such as stock splits, mergers, and other transactions. Shares underlying awards under the Equity Incentive Plan that expire, or that are forfeited or terminated without being exercised, do not count towards these share limits.

Types of Awards We May Issue Under the Plan

        The Equity Incentive Plan allows us to grant awards based on shares of our common stock, including incentive stock options, nonqualified stock options, and restricted stock awards. The closing price of our common stock on the Nasdaq Global Select Market on April 15, 2011 was $26.94 per share.

        Stock Options.    The Equity Incentive Plan enables the Administrator to grant options to purchase our common stock at specified exercise prices to participants. Options may be granted as "incentive stock options," which are intended to qualify for favorable tax treatment under federal tax law, or "nonqualified stock options," which are not intended to receive such favorable treatment.

        Under the Equity Incentive Plan, the Administrator determines the number of options to be granted to each participant. Unless otherwise determined by the Administrator, each option grant is evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be "incentive stock options" or "nonqualified stock options," the duration of the options, the number of shares underlying the options, and any additional terms determined by the Administrator.

        Generally, options are subject to vesting during a period of at least one year following the date of grant.

        The Equity Incentive Plan provides that the Administrator may determine the exercise prices of options, but the exercise price of any option cannot be less than the fair market value of a share of our common stock on the date of grant. All options we grant under the Equity Incentive Plan expire no later than 10 years from the date we grant them.

        The methods of exercising an option under the Equity Incentive Plan are set forth in the Equity Incentive Plan itself. Stock options issued under the Equity Incentive Plan are nontransferable except by will or the laws of descent, except for "nonqualified options," which are transferable on terms set by the Administrator. The granting of an option under the Equity Incentive Plan does not give the participant the rights of a stockholder; the participant gains those rights only after the option is exercised and the shares underlying the option are registered.

        Restricted Stock.    The Equity Incentive Plan also enables the Administrator to grant awards of restricted stock to participants. Restricted stock awards are actual shares of our common stock issued to a participant, subject to conditions on grant, transferability, or vesting based on continued service of the participant.

        Generally, any award of restricted stock will be subject to vesting during a period of at least one year following the date of grant. Except for restrictions imposed by the Administrator, a recipient of a grant of restricted stock has the rights of a stockholder with respect to the restricted stock, including the right to vote the stock and to receive all dividends and other distributions paid with respect to the restricted stock. During the restriction period set by the Administrator with respect to restricted stock, however, the recipient may not sell, transfer, pledge, exchange, or otherwise encumber shares of restricted stock.

        Change of Control.    Unless otherwise provided in an award agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

          (a)   the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

          (b)   the complete termination of the Equity Incentive Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

          (c)   that participants holding outstanding stock options shall receive, with respect to each share of stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the fair market value of such stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such participants shares of common stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the equivalent cash payment;

          (d)   that participants holding outstanding restricted stock awards shall receive, with respect to each share of stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the fair market value of such stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such participants shares of common stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the equivalent cash payment;

          (e)   the continuance of the Equity Incentive Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to participants holding such options the right to exercise their respective options as to an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

          (f)    the continuance of the Equity Incentive Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to participants holding such awards the right to receive an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

Effective Date; Term; Amendment to Plan

        The Equity Incentive Plan was effective as of November 23, 2005. The Equity Incentive Plan has an indefinite duration, but no incentive stock options may be granted under the Equity Incentive Plan after ten years.

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Equity Incentive Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except in connection with a transaction, may impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the participant without the consent of the participant. Notwithstanding the foregoing, no such revision or amendment may (i) materially increase the number of shares subject to the Equity Incentive Plan except with respect to a transaction, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to participants under the Equity Incentive Plan, without the approval of the stockholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Equity Incentive Plan may not, without the approval of the stockholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

Federal Income Tax Consequences

        The following is a summary of certain U.S. federal income tax consequences of awards we may make under the Equity Incentive Plan. The discussion is general in nature; we have not taken into account a number of considerations which may apply in light of the circumstances of a particular participant. The income tax consequences under applicable state and local tax laws may not be the same as under U.S. federal income tax laws.

        Nonqualified Stock Options.    The participant will not recognize taxable income at the time of a grant of a nonqualified stock option, and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and be subject to income tax withholding) upon exercise of a nonqualified stock option; the recognized compensation will be equal to the excess of the fair market value of the shares purchased over their exercise price. We generally will be entitled to a corresponding deduction upon exercise of a nonqualified stock option.

        Incentive Stock Options.    The participant will not recognize taxable income at the time of a grant of an incentive stock option. The participant will also not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option.

        If the shares acquired by exercise of an incentive stock option are held for the longer of (1) two years from the date the option was granted and (2) one year from the date the shares were purchased, any gain or loss arising from disposition of those shares, based on the excess of the amount realized upon the disposition over the original exercise price, will be taxed as a long term capital gain or loss, and we will not be entitled to any deduction. If, however, the shares acquired are not held for the periods described above, then in the year of disposition the recipient will recognize compensation taxable as ordinary income equal to the excess of the fair market value of such shares on the date the stock is substantially vested less the exercise price. We generally will be entitled to a corresponding deduction at that time. The excess of any amount realized in the disposition over the fair market value of the stock on the exercise date will be treated as a capital gain. If the amount realized upon disposition of the stock is less than the value at exercise, the amount the recipient will recognize as ordinary income will be equal to the fair market value of the stock at the date of exercise less the exercise price of the stock.

        Restricted Stock.    The recipient of restricted stock will not recognize taxable income at the time of a grant of shares of restricted stock, and we will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at that time. If that election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time of the grant, equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding) at the time the restrictions lapse, in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. We will generally be entitled to a corresponding deduction at the time the ordinary income is recognized by the recipient, except to the extent that the deduction limits of Section 162(m) apply.

        In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made, and prior to the time the restrictions lapse, will recognize compensation taxable as ordinary income (and subject to income tax withholding) rather than dividend income. We will generally be entitled to a corresponding deduction, except to the extent that the deduction limits of Section 162(m) apply.

        The foregoing general tax discussion is intended for the information of our stockholders considering how to vote with respect to this proposal, and not as tax guidance to participants in the Equity Incentive Plan. We strongly urge participants to consult their own tax advisors regarding the federal, state, local, foreign, and other tax consequences of participating in the Equity Incentive Plan.

Plan Benefits

        The following table shows, in the format required by the SEC, information about the equity awards to our executive officers and directors since inception of the Equity Incentive Plan.

Name and Position	Number of Stock Options Granted	Number of Restricted Stock Awards Granted
David J. Meyer	100,000	14,386
Chairman and Chief Executive Officer
Peter Christianson	100,000	14,386
President and Chief Operating Officer
Ted Christianson	85,000	3,735
Vice President, Finance and Treasurer
All current executive officers as a group (3 persons)	220,000	35,107
Tony Christianson	2,667	5,716
Director Nominee
James Irwin	6,584	5,716
Director Nominee
Theodore Wright	—	3,629
Director Nominee
All directors who are not executive officers as a group (7 persons)	33,253	32,735
All employees (other than executive officers) as a group (approximately 1,400 participating employees)	421,000	209,497

VOTE REQUIRED

        The Board recommends that you vote "FOR" the amendment of the Equity Incentive Plan set forth in this Proposal #5. Under applicable Delaware law, this proposal requires the affirmative vote of a majority of the shares present and entitled to vote.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders ("Insiders") are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, or written representations from Insiders that no other reports were required, the Company believes that during the fiscal year ended January 31, 2011, all Form 3, Form 4 and Form 5 filing requirements were met, except for the following:

  •
  A Form 4 for a stock acquisition by Gordon Paul Anderson on February 24, 2010 was not timely filed;

  •
  A Form 4 for a stock acquisition by Stanley Dardis on December 28, 2010 was not timely filed; and

  •
  A Form 4 for a stock disposition by James Irwin on December 16, 2010 was not timely filed.

OTHER BUSINESS

        Management knows of no other matters to be presented at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

STOCKHOLDER PROPOSALS

        Any appropriate proposal submitted by a stockholder of the Company and intended to be presented at the 2012 Annual Meeting must be received by the Company no later than December 29, 2011 to be includable in the Company's proxy statement and related proxy for the 2012 Annual Meeting. Additionally, pursuant to the advance notice provisions of the Company's Bylaws, as authorized by applicable state law, in order for stockholders to present nominations or other business at the 2012 Annual Meeting, a stockholder's notice of such nomination or other business must be received no earlier than February 3, 2012 and no later than March 5, 2012 and must be in a form that complies with the requirements set forth in the Company's Bylaws.

 FORM 10-K

        A COPY OF THE COMPANY'S FORM 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDED JANUARY 31, 2011 (WITHOUT EXHIBITS), ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO MARK KALVODA, CHIEF FINANCIAL OFFICER, AT THE COMPANY'S PRINCIPAL ADDRESS.

Dated: April 29, 2011
West Fargo, North Dakota

 Annex A

AMENDED AND RESTATED
TITAN MACHINERY INC.
2005 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

        As used herein, the following terms shall have the meanings indicated below:

        (a)   "Affiliate" shall mean the Parent or a Subsidiary of the Company.

        (b)   "Committee" shall mean a Committee of two or more directors who shall be appointed by and serve at the pleasure of the Board. If the Company's securities are registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, then, to the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a "non-employee director." Solely for purposes of this Section 1(a), "non-employee director" shall have the same meaning as set form in Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

        (c)   The "Company" shall mean Titan Machinery Inc., a North Dakota corporation.

        (d)   "Fair Market Value" as of any date shall mean (i) if such stock is listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding day on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq National Market, Nasdaq SmallCap Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board, or the Committee, in its sole discretion by applying principles of valuation with respect to the Company's Common Stock.

        (e)   The "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        (f)    The "Participant" means (i) an employee of the Company or any Affiliate to whom an incentive stock option has been granted pursuant to Section 9, (ii) a consultant or advisor to or director, employee or officer of the Company or any Affiliate to whom a nonqualified stock option has been granted pursuant to Section 10, or (iii) a consultant or advisor to, or director, employee or officer of the Company or any Affiliate to whom a restricted stock award has been granted pursuant to Section 11.

        (g)   "Parent" shall mean any corporation which owns, directly or indirectly in an unbroken chain, fifty percent (50%) or more of the total voting power of the Company's outstanding stock.

        (h)   The "Plan" means the Titan Machinery Inc. 2005 Equity Incentive Plan, as amended hereafter from time to time, including the form of Option and Award Agreements as they may be modified by the Board from time to time.

        (i)    "Stock," "Option Stock" or "Common Stock" shall mean Common Stock of the Company (subject to adjustment as described in Section 12) reserved for incentive and nonqualified stock options and restricted stock awards pursuant to this Plan.

        (j)    A "Subsidiary" shall mean any corporation of which fifty percent (50%) or more of the total voting power of outstanding stock is owned, directly or indirectly in an unbroken chain, by the Company.

SECTION 2.
PURPOSE

        The Plan has been established to promote the interests of the Company, its Subsidiaries and its stockholders by (i) attracting and retaining exceptional employees, consultants and directors; (ii) motivating such employees, consultants and directors by means of performance-related incentives to achieve long-range performance goals; and (iii) enabling such employees, consultants and directors to participate in the long-term growth and financial success of the Company.

        It is the intention of the Company to carry out the Plan through the granting of stock options which will qualify as "incentive stock options" under the provisions of Section 422 of the Internal Revenue Code, or any successor provision, pursuant to Section 9 of this Plan, through the granting of nonqualified stock options pursuant to Section 10 of this Plan, and through the granting of restricted stock awards pursuant to Section 11 of this Plan. With respect to incentive stock options, adoption of this Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within 12 months before or after the adoption of the Plan by the Board of Directors. Any incentive stock options granted after adoption of the Plan by the Board of Directors shall be treated as nonqualified stock options if shareholder approval is not obtained within such 12-month period.

SECTION 3.
EFFECTIVE DATE OF PLAN

        The Plan shall be effective as of the date of adoption by the Board of Directors, subject to approval by the shareholders of the Company as required in Section 2.

SECTION 4.
ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board") or by a Committee which may be appointed by the Board from time to time or by one or more officers designated by the Board or Committee (collectively referred to as the "Administrator"). Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority (where applicable and within the limitations described in the Plan) to determine, in its sole discretion, whether an incentive stock option, nonqualified stock option or restricted stock award shall be granted, the individuals to whom, and the time or times at which, options and awards shall be granted, the number of shares subject to each option or award, the option price, and terms and conditions of each option or award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective stock option and restricted stock award agreements (which may vary from Participant to Participant) evidencing each option or award and to make all other determinations necessary or advisable for the administration of the Plan. The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

        No member of the Board or the Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, any action of the Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

        The Administrator shall from time to time, at its discretion and without approval of the shareholders, designate those employees to whom incentive stock options shall be granted pursuant to Section 9 of the Plan; those employees, officers, directors, consultants and advisors of the Company or of any Affiliate to whom nonqualified stock options shall be granted pursuant to Section 10 of the Plan; and those employees, officers, directors, consultants and advisors of the Company or any Affiliate to whom restricted stock awards shall be granted pursuant to Section 11 of the Plan; provided, however, that consultants or advisors shall not be eligible to receive stock options or restricted stock awards hereunder unless such consultant or advisor renders bona fide services to the Company or Affiliate and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. The Administrator may grant additional incentive stock options, nonqualified stock options and restricted stock awards under this Plan to some or all Participants then holding options or awards or may grant options and awards solely or partially to new Participants. In designating Participants, the Administrator shall also determine the number of shares to be optioned or awarded to each such Participant. The Board may from time to time designate individuals as being ineligible to participate in the Plan.

SECTION 6.
STOCK

        The Stock to he optioned or awarded under this Plan shall consist of authorized but unissued shares of Stock. One Million, Five Hundred Thousand (1,500,000) shares of Stock shall be reserved and available for stock options and restricted stock awards under the Plan; provided, however, that the total number of shares of Stock reserved for options and restricted stock awards under this Plan shall be subject to adjustment as provided in Section 12 of the Plan; and provided, further, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through incentive stock options. If (i) any portion of an outstanding stock option or restricted stock award under the Plan for any reason expires, (ii) any portion of an outstanding stock option is terminated prior to the exercise of such option, or (iii) any portion of a restricted stock award is terminated prior to the lapsing of any risks of forfeiture on such stock, the shares of Stock allocable to such portion of the option or award shall continue to be reserved for stock options and restricted stock awards under the Plan and may be optioned or awarded hereunder.

SECTION 7.
DURATION OF PLAN

        Incentive stock options may be granted pursuant to the Plan from time to time during a period often (10) years from the effective date as defined in Section 3. Nonqualified stock options and restricted stock awards may be granted pursuant to the Plan from time to time after the effective date of the Plan and until the Plan is discontinued or terminated by the Board. Any incentive stock option granted during such ten-year period and any nonqualified stock option or restricted stock award granted prior to the termination of the Plan by the Board shall remain in full force and effect until the expiration of the option or award as specified in the written stock option or restricted stock award agreement and shall remain subject to the terms and conditions of this Plan.

 SECTION 8.
PAYMENT

        Participants may pay for shares of Stock upon exercise of stock options granted pursuant to this Plan with cash, personal check, certified check, previously-owned shares of the Company's Common Stock, or such other form of payment as may be authorized by the Administrator. Any Stock so tendered as part of such payment shall be valued at such Stock's then Fair Market Value. The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the option granted to the Participant or upon any exercise of the option by the Participant. "Previously-owned shares" means shares of the Company's Common Stock which the Participant has owned for at least six (6) months prior to the exercise of the stock option, or for such other period of time as may be required by generally accepted accounting principles.

        With respect to payment in the form of Common Stock of the Company, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

        Each incentive stock option granted pursuant to this Section 9 shall be evidenced by a written incentive stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the incentive stock option. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, the option price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate, the option price per share of an incentive stock option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of the Common Stock on the date of the grant of the option. The Administrator shall have full authority and discretion in establishing the option price and shall be fully protected in so doing.

        (b)    Term and Exercisability of Incentive Stock Option.    The term during which any incentive stock option granted under the Plan may be exercised shall be established in each case by the Administrator. To the extent required to qualify the Option as an incentive stock option under Section 422 of the Internal Revenue Code, or any successor provision, in no event shall any incentive stock option be exercisable during a term of more than 10 years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Affiliate, the incentive stock option granted to such Participant shall be exercisable during a term of not more than five years after the date on which it is granted.

        The Option Agreement shall state when the incentive stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event an incentive stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any incentive stock option granted hereunder which is not immediately exercisable as of the date of grant.

        (c)    Nontransferability.    No incentive stock option shall be transferable, in whole or in part, by the Participant other than by will or by the laws of descent and distribution. During the Participant's lifetime, the incentive stock option may be exercised only by the Participant. If the Participant shall attempt any transfer of any incentive stock option granted under the Plan during the Participant's lifetime, such transfer shall be void and the incentive stock option, to the extent not fully exercised, shall terminate.

        (d)    No Rights as Shareholder.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by an incentive stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 12 of the Plan).

        (e)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an incentive stock option or a "disqualifying disposition" of shares acquired through the exercise of an incentive stock option as defined in Code Section 421(b). In the event the Participant is required under the Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Board may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the incentive stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the option. In no event may the Company or any Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the incentive stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Board and otherwise comply with such rules as the Board may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

        (f)    Other Provisions.    The Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Option Agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary to ensure that such option will be considered an "incentive stock option" as defined in Section 422 of the Internal Revenue Code or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

        Each nonqualified stock option granted pursuant to this Section 10 shall be evidenced by a written nonqualified stock option agreement (the "Option Agreement"). The Option Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Option Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares and Option Price.    The Option Agreement shall state the total number of shares covered by the nonqualified stock option. Unless otherwise determined by the Administrator, the option price per share shall be one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the option.

        (b)    Term and Exercisability of Nonqualified Stock Option.    The term during which any nonqualified stock option granted under the Plan may be exercised shall be established in each case by the Administrator. The Option Agreement shall state when the nonqualified stock option becomes exercisable and shall also state the maximum term during which the option may be exercised. In the event a nonqualified stock option is exercisable immediately, the manner of exercise of the option in the event it is not exercised in full immediately shall be specified in the Option Agreement. The Administrator may accelerate the exercisability of any nonqualified stock option granted hereunder which is not immediately exercisable as of the date of grant.

        (c)    Withholding.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a nonqualified stock option. In the event the Participant is required under the Option Agreement to pay the Company or Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligation, in whole or in part, by delivering shares of the Company's Common Stock or by electing to have the Company or Affiliate withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the nonqualified stock option having a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Company or Affiliate withhold shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to have shares withheld for this purpose shall be made on or before the date the nonqualified stock option is exercised or, if later, the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

        (d)    Transferability.    The Administrator may, in its sole discretion, permit the Participant to transfer any or all nonqualified stock options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-l(e) promulgated under the Securities Exchange Act of 1934, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred nonqualified stock option shall continue to be subject to the same terms and conditions as were applicable to such nonqualified stock option immediately prior to its transfer.

        (e)    No Rights as Shareholder.    A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a nonqualified stock option until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 11 of the Plan).

        (f)    Other Provisions.    The Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

 SECTION 11.
RESTRICTED STOCK AWARDS

        Each restricted stock award granted pursuant to the Plan shall be evidenced by a written restricted stock agreement (the "Restricted Stock Agreement"). The Restricted Stock Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Restricted Stock Agreement shall comply with and be subject to the following terms and conditions:

        (a)    Number of Shares.    The Restricted Stock Agreement shall state the total number of shares of Stock covered by the restricted stock award.

        (b)    Risks of Forfeiture.    The Restricted Stock Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Stock covered by the restricted stock award, and shall specify the manner in which such risks of forfeiture shall lapse. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Stock which are restricted as of the effective date of the modification.

        (c)    Issuance of Restricted Shares.    The Company shall cause to be issued a stock certificate representing such shares of Stock in the Participant's name, and shall deliver such certificate to the Participant; provided, however, that the Company shall place a legend on such certificate describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Agreement and providing for the cancellation and return of such certificate if the shares of Stock subject to the restricted stock award are forfeited.

        (d)    Rights as Shareholder.    Until the risks of forfeiture have lapsed or the shares subject to such restricted stock award have been forfeited, the Participant shall be entitled to vote the shares of Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

        (e)    Withholding Taxes.    The Company or its Affiliate shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's restricted stock award. In the event the Participant is required under the Restricted Stock Agreement to pay the Company or Affiliate, or make arrangements satisfactory to the Company or Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to a restricted stock award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such restricted stock. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

        (f)    Nontransferability.    No restricted stock award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution, prior to the date the risks of forfeiture described in the restricted stock agreement have lapsed. If the Participant shall attempt any transfer of any restricted stock award granted under the Plan prior to such date, such transfer shall be void and the restricted stock award shall terminate.

        (g)    Other Provisions.    The Restricted Stock Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION

        In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board may, in its sole discretion, adjust the number of shares of Stock reserved under Section 6 hereof, the number of shares of Stock covered by each outstanding stock option and restricted stock award, and, if applicable, the price per share thereof to reflect such change. Additional shares which may be credited pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

        Unless otherwise provided in the Option or Restricted Stock Agreement, in the event of an acquisition of the Company through the sale of substantially all of the Company's assets and the consequent discontinuance of its business or through a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture or liquidation of the Company (collectively referred to as a "transaction"), the Board may provide for one or more of the following:

        (a)   the equitable acceleration of the exercisability of any outstanding options and the lapsing of the risks of forfeiture on any restricted stock awards;

        (b)   the complete termination of this Plan, the cancellation of outstanding options not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise the options prior to the effectiveness of such transaction), and the cancellation of any restricted stock awards for which the risks of forfeiture have not lapsed;

        (c)   that Participants holding outstanding stock options shall receive, with respect to each share of Stock subject to such options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such options; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

        (d)   that Participants holding outstanding restricted stock awards shall receive, with respect to each share of Stock subject to such awards, as of the effective date of any such transaction, cash in an amount equal to the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction; provided that the Board may, in lieu of such cash payment, distribute to such Participants shares of Common Stock of the Company or shares of stock of any corporation succeeding the Company by reason of such transaction, such shares having a value equal to the cash payment herein;

        (e)   the continuance of the Plan with respect to the exercise of options which were outstanding as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such options the right to exercise their respective options as to an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction; and

        (f)    the continuance of the Plan with respect to restricted stock awards for which the risks of forfeiture have not lapsed as of the date of adoption by the Board of such plan for such transaction and provide to Participants holding such awards the right to receive an economically equivalent number of shares of stock of the corporation succeeding the Company by reason of such transaction.

The Board may restrict the rights of or the applicability of this Section 12 to the extent necessary to comply with Section 16(b) of the Securities Exchange Act of 1934, the Internal Revenue Code or any other applicable law or regulation. The grant of an option, restricted stock or award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 13.
SECURITIES LAW COMPLIANCE AND
RESTRICTIONS ON TRANSFER

        No shares of Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Stock to Participant, the Administrator may require Participant to (i) represent that the shares of Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares of Stock as exempt from the Securities Act of 1933 and any other applicable securities laws, and (ii) represent that Participant shall not dispose of the shares of Stock in violation of the Securities Act of 1933 or any other applicable securities laws or any company policies then in effect.

        As a further condition to the grant of any stock option or the issuance of Stock to Participant, Participant agrees to the following:

        (a)   In the event the Company advises Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, and the underwriter(s) seek to impose restrictions under which certain shareholders may not sell or contract to sell or grant any option to buy or otherwise dispose of part or all of their stock purchase rights of the underlying Common Stock, Participant will not, for a period not to exceed 180 days from the prospectus, sell or contract to sell or grant an option to buy or otherwise dispose of any stock option granted to Participant pursuant to the Plan or any of the underlying shares of Common Stock without the prior written consent of the underwriter(s) or its representative(s).

        (b)   In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any stock option and the date on which such option must be exercised, provided that the Company gives Participant prior written notice of such acceleration, and (ii) to cancel any options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

        (c)   In the event of a transaction (as defined in Section 12 of the Plan), Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the transaction, and Participant will execute any documents necessary to ensure compliance with such rules.

        The Company reserves the right to place a legend on any stock certificate issued upon the exercise of an option or upon the grant of a restricted stock award pursuant to the Plan to assure compliance with this Section 13.

 SECTION 14.
AMENDMENT OF THE PLAN

        The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such revision or amendment, except as is authorized in Section 12, shall impair the terms and conditions of any stock option or restricted stock award which is outstanding on the date of such revision or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, no such revision or amendment shall (i) materially increase the number of shares subject to the Plan except as provided in Section 12 hereof, (ii) change the designation of the class of employees eligible to receive stock options or restricted stock awards, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Participants under the Plan, without the approval of the shareholders of the Company if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.

SECTION 15.
NO OBLIGATION TO EXERCISE OPTION

        The granting of a stock option shall impose no obligation upon the Participant to exercise such option. Further, the granting of a stock option or restricted stock award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ for any period.

The Board of Directors Recommends a Vote FOR Items 1, 2, 3 and 5, and for “1 Year” on Item 4. 1. Elect Class I 01 Tony Christianson Vote FOR all nominees Vote WITHHELD directors: 02 James Irwin (except as marked) from all nominees 03 Theodore Wright (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2. Ratify appointment of Eide Bailly LLP as independent registered public accounting firm for the fiscal year ending January 31, 2012. For Against Abstain 3. An advisory non-binding vote to approve the compensation of our named executive officers. For Against Abstain 4. An advisory non-binding vote on the frequency of an advisory vote on executive compensation. 1 Year 2 Years 3 Years Abstain 5. Amend the Titan Machinery Inc. 2005 Equity Incentive Plan to increase the number of shares available for grant thereunder to 1,500,000. For Against Abstain 6. In their discretion, upon such other business as may properly come before the Meeting and any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED IN ACCORDANCE WITH THE BOARD’S RECOMMENDATION ON EACH PROPOSAL. Address Change? Mark box, sign, and indicate changes below: Date Signature(s) in Box PLEASE DATE AND SIGN ABOVE exactly as name appears at the left indicating, where appropriate, official position or representative capacity. For stock held in joint tenancy, each joint tenant should sign. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Titan Machinery Inc., 644 East Beaton Drive, West Fargo, North Dakota 58078. Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945 TITAN MACHINERY INC. Please detach here

Titan Machinery Inc. 644 East Beaton Drive West Fargo, North Dakota 58078 proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 2, 2011. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” Items 1, 2, 3 and 5 and for “1 Year” on Item 4. The undersigned hereby appoints DAVID J. MEYER AND PETER J. CHRISTIANSON, and each of them individually, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of capital stock of Titan Machinery Inc. registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota 55402, and at any adjournment or postponement thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting. See reverse for voting instructions. 111824 TITAN MACHINERY INC. ANNUAL MEETING OF STOCKHOLDERS Thursday, June 2, 2011 8:00 a.m. (Central time) At the Offices of Fredrikson & Byron, P.A. 200 South Sixth Street, Suite 4000 Minneapolis, Minnesota 55402 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 2, 2011: The proxy statement, proxy card and Annual Report on Form 10-K are available on the Investor Relations section of the Titan Machinery Inc. website at http://www.titanmachinery.com

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INTRODUCTION
OUTSTANDING SHARES AND VOTING RIGHTS
PRINCIPAL STOCKHOLDERS AND MANAGEMENT STOCKHOLDINGS
ELECTION OF DIRECTORS (PROPOSAL #1)
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
Compensation Committee Report
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
RATIFICATION OF PUBLIC ACCOUNTING FIRM (PROPOSAL #2)
FEES OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL #3)
ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (PROPOSAL #4)
AMENDMENT TO THE TITAN MACHINERY INC. 2005 EQUITY INCENTIVE PLAN (PROPOSAL #5)
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER BUSINESS
STOCKHOLDER PROPOSALS
FORM 10-K
  Annex A
AMENDED AND RESTATED TITAN MACHINERY INC. 2005 EQUITY INCENTIVE PLAN SECTION 1. DEFINITIONS
SECTION 2. PURPOSE
SECTION 3. EFFECTIVE DATE OF PLAN
SECTION 4. ADMINISTRATION
SECTION 5. PARTICIPANTS
SECTION 6. STOCK
SECTION 7. DURATION OF PLAN
SECTION 8. PAYMENT
SECTION 9. TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
SECTION 10. TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
SECTION 11. RESTRICTED STOCK AWARDS
SECTION 12. RECAPITALIZATION, SALE, MERGER, EXCHANGE OR LIQUIDATION
SECTION 13. SECURITIES LAW COMPLIANCE AND RESTRICTIONS ON TRANSFER
SECTION 14. AMENDMENT OF THE PLAN
SECTION 15. NO OBLIGATION TO EXERCISE OPTION